Exhibit 10

LOCK-UP AGREEMENT

August 9, 2022

Morgan Stanley & Co. LLC
1585 Broadway
New York, NY 10036

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC (“Morgan Stanley”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Tidewater Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) of shares (such shares offered in the Public Offering, the “Shares”) of the common stock, $0.001 par value per share, of the Company (the “Common Stock”).

To induce Morgan Stanley to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley, the undersigned will not, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

The foregoing paragraph shall not apply to (a) transactions relating to (1) any Shares acquired in the Public Offering or (2) Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in the Public Offering or such open market transactions, (b) transfers of Common Stock or any security convertible into Common Stock as a bona fide gift, for bona fide estate planning purposes, or by operation of law, (c) if the undersigned is not an individual, distributions of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this agreement and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Common Stock, shall be required or shall be voluntarily made during the Restricted Period, (d) facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period, or (e) shares of Common Stock or warrants of the Company held in separately managed accounts of investment advisory clients or discretionary brokerage accounts of brokerage clients for which the undersigned has beneficial ownership (as such term is used in Rule 13d-3 of the Exchange Act), provided that any filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Common Stock, made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described above in this prong (e) and that the undersigned has no control over the reduction in beneficial ownership of such shares of Common Stock or warrants of the Company. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley, the undersigned will not, during the Restricted Period, make any demand for, or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Common Stock except in compliance with the foregoing restrictions.

The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or which reasonably could be expected to lead to or result in any activity prohibited by this agreement during the Restricted Period. If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than a natural person, entity or “group” (as described above) that has executed a lock-up agreement in substantially the same form as this agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

The undersigned understands that the Company and Morgan Stanley are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned acknowledges and agrees that Morgan Stanley has not provided any recommendation or investment advice nor has Morgan Stanley solicited any action from the undersigned with respect to the Public Offering within the meaning of Regulation Best Interest under the Securities Exchange Act of 1934, as amended, and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although Morgan Stanley may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, Morgan Stanley is not making a recommendation to you to participate in the Public Offering, sell any Shares at the price determined in the Public Offering or enter into this agreement, and nothing set forth in such disclosures or documentation is intended to suggest that Morgan Stanley is making such a recommendation.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and Morgan Stanley.

This agreement shall be governed by and construed in accordance with the laws of the State of New York.

This agreement may be executed by facsimile, PDF or other electronic means, which signatures will be accepted as if they were original execution signatures.

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Very truly yours,

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